UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 15, 2005

                      CHASE BANK, USA NATIONAL ASSOCIATION
                     on behalf of the Chase USA Master Trust
                  (formerly known as "Providian Master Trust")
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     333-55817
       United States                 333-39856                 22-2382028
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(State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)              File Number)          Identification No.)

White Clay Center, Building 200, Newark, DE                     19711
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  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

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(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

Chase USA Master Trust is the issuer of a number of outstanding series of asset backed securities.

On or about April 15, 2005, Chase Bank USA, National Association (f/k/a Chase Manhattan Bank USA, National Association) ("Chase USA") distributed monthly payments to the holders of the Chase USA Master Trust Series 2000-1 and Series 2000-2. Chase USA furnished copies of monthly certificateholders' reports for each of those series as required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as an exhibit to this current report on Form 8-K.

The Office of the Comptroller of the Currency ("OCC") has recently provided new interpretive guidance to Chase USA and other OCC regulated banks that will result in an increase in the minimum payments due on a portion of the accounts in Chase USA's servicing portfolio when fully implemented by Chase USA. The OCC guidance is intended to be responsive to concerns raised by the Federal Financial Institutions Examination Council that minimum payment requirements currently used by credit card lenders increase credit risk and mask portfolio quality and that credit card lenders ought to require minimum payments that amortize outstanding account balances over a reasonable period of time.

Chase USA expects to implement the increased minimum payment requirement in stages commencing in the third quarter of 2005 with full implementation expected by the end of the first quarter of 2006. Chase USA expects that such change in the minimum payment requirement is likely to result in an increase in delinquencies and charge-offs in the accounts in the Chase USA Master Trust, although Chase USA cannot predict with any degree of certainty the effect of any such increase.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.       Description
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   99.1 Monthly Reports with respect to the April 15, 2005 distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHASE USA MASTER TRUST

                                       By: CHASE BANK USA,
                                           NATIONAL ASSOCIATION, as Servicer

                                           By: /s/ Patricia M. Garvey
                                           Name: Patricia M. Garvey
                                           Title: Vice President
                                           Date: April 21, 2005

                                INDEX TO EXHIBITS

Exhibit No.       Description
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   99.1           Monthly Reports with respect to the distribution to
                  certificateholders on April 15, 2005.